THESE WARRANTS ARE NON-TRANSFERABLE.

THESE SECURITIES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.

WARRANT CERTIFICATE

NAKED BRAND GROUP INC.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY (AS DEFINED HEREIN).

Warrant Certificate No.: 11-14-13-____	Right to Purchase ____________Common Shares
Number of Warrants: __________________

This is to certify that, for value received, _________________ of ______________________ - (facsimile: _____________), is the registered holder of SEVENTY-FIVE THOUSAND (75,000) share purchase warrants (each, a “Warrant”) of NAKED BRAND GROUP INC. (the “Company”). Each Warrant will entitle the Holder, upon and subject to the terms and conditions attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”), to acquire from the Company one fully paid and non-assessable share of common stock of the Company (each, a “Warrant Share”) at a price of $0.10 per Share (the “Exercise Price”) at any time prior to 4:00 p.m. (Vancouver time) on November 14, 2016 (the “Time of Expiry”).

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE WARRANT SHARE. THIS CERTIFICATE REPRESENTS _________________ (___________) WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Warrant Shares only in accordance with the Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and from and after such time, these Warrants and all rights under this Warrant Certificate will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of Vancouver, in the Province of British Columbia, the 14th day of November, 2013.

NAKED BRAND GROUP INC.

Per:     _________________________________________________
            Authorized Signatory

APPENDIX “A”

TERMS AND CONDITIONS

TERMS AND CONDITIONS dated November 14, 2013 (the “Terms and Conditions”), attached to the Warrant Certificate issued by Naked Brand Group Inc.

1.           INTERPRETATION

1.1         Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(b)	“Business Day” means any day of the year other than Saturday, Sunday or any day on which banks are required or authorized to close in Vancouver, British Columbia;

(c)

“Company” means Naked Brand Group Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger of the Company with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation, and, thereafter, “Company” will mean such successor corporation;

(d)	“Exercise Price” means $0.10 per Warrant Share, subject to adjustment as provided in Section 4.6;

(e)	“Exercise Date” has the meaning given to such term in Section 4.2(a);

(f)	“Expiry Date” means November 14, 2016;

(g)

“Fair Market Value” means the average of the closing or last reported sale prices of the Shares on the OTCQB (or such other exchange or quotation system on which the Shares are primarily quoted or traded at such time) over the 30 day period immediately prior to the date of the delivery of a Subscription Form to the Company by the Holder, or, if closing prices are not then routinely reported, the average of the last bid and asked prices of the Shares over the 30 day period ending five Business Days prior to such date; provided that, if there is no public market for the Shares, then the Fair Market Value shall be determined in good faith by the Company’s board of directors;

(h)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time;

(i)	“Holder” means the holder of the Warrants;

(j)	“Issuance Date” means the date hereof;

(k)

“person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity;

(l)	“Reorganization” has the meaning given to such term in Section 4.6(a)(ii);

(m)	“Record Date Notice” has the meaning given to such term in Section 4.7(a);

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(n)	“Section” followed by a number refers to the specified Section of these Terms and Conditions;

(o)	“Shares” means shares of common stock of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(p)	“Subscription Form” has the meaning given to such term in Section 4.1(a);

(q)	“Time of Expiry” means 4:00 pm (Vancouver Time) on the Expiry Date;

(r)	“Warrant Certificate” means the Warrant Certificate attached to these Terms and Conditions;

(s)	“Warrants” means the common share purchase warrants of the Company represented by the Warrant Certificate; and

(t)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

1.2         Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3         Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

1.4         Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the Province of British Columbia. The Warrant Certificate and these Terms and Conditions are governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Holder irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

1.5         Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

2.           ISSUE OF WARRANTS

2.1         Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.2         Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3         Replacement of Lost or Damaged Warrant Certificate

(a)

In case the Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate, and the replacement Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other warrants issued or to be issued by the Company.

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(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and, in case of loss, destruction or theft, will furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4         Holder Not a Shareholder

The holding of the Warrant Certificate shall not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

2.5         Company Covenants

The Company covenants to the Holder that so long as the Warrants remain outstanding:

(a)	it will allot, reserve and keep available a sufficient number of Shares for the purpose of enabling it to satisfy its obligations to issue the Warrant Shares upon the exercise of the Warrants;

(b)	all Warrant Shares which shall be issued upon exercise of the right to acquire provided for herein shall be fully paid and non-assessable; and

(c)	it will maintain its corporate existence and keep or cause to be kept proper books of account in accordance with applicable laws.

3.           NOTICE

3.1         Notice to Holders

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Company to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (i) if mailed, on the third Business Day following the mailing thereof; (ii) if by facsimile or other electronic communication, on successful transmission; or (iii) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2         Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Company: (i) if mailed, on the third Business Day following the mailing thereof; (ii) if by facsimile or other electronic communication, on successful transmission; or (iii) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

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Notices to the Company shall be delivered to:

Naked Brand Group Inc.
2 – 34346 Manufacturers Way
Abbotsford, BC V2S 7M1
Attn:         President
Fax:            (877) 366-4767
Email:        joel@thenakedshop.com

with a copy (which shall not constitute notice) to:

Clark Wilson LLP
Barristers and Solicitors
900 – 885 West Georgia Street
Vancouver, BC V6C 3H1
Attn:         Virgil Hlus
Fax:            604.687.6314
Email:        vzh@cwilson.com

4.           EXERCISE OF WARRANTS

4.1         Method of Exercise of Warrants

The Holder may exercise its right to purchase the Warrant Shares at the Exercise Price at any time until the Time of Expiry by:

(a)

providing the Company a completed and executed subscription form, in the form attached as Appendix B hereto (the “Subscription Form”), for the number of Warrant Shares which the Holder wishes to purchase, in the manner therein indicated;

(b)	surrendering the Warrant Certificate, together with the executed Subscription Form, to the address set forth in Section 3.2; and

(c)	in accordance with the Holder’s instructions in the Subscription Form, either:

(i)

paying the appropriate Exercise Price, in United States funds, for the number of Warrant Shares subscribed for, either by bank draft, certified cheque or money order, payable to the Company in Vancouver, British Columbia at the address set forth in Section 3.2, or wiring the Exercise Price to the Company or its lawyers pursuant to wiring instructions that will be provided to the Holder upon request; or

(ii) electing to receive, without the payment by the Holder of any additional consideration, such number of Warrant Shares as is computed using the following formula:

X = Y (A – B)
A

where:	X =	the number of Warrant Shares to be issued to the Holder;

	Y =	the number of Warrant Shares covered by the applicable Subscription Form;

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A =	the Fair Market Value of one Share; and

B =	the Exercise Price per Warrant Share.

4.2	Effect of Exercise of Warrants

(a)

On the date the Company receives a duly executed Subscription Form and the Exercise Price for the number of Warrant Shares specified in the Subscription Form (the “Exercise Date”), the Warrant Shares so subscribed for will be deemed to have been issued and the persons to whom such Warrant Shares have been deemed to be issued will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.

(b)

As promptly as practicable after the Exercise Date and, in any event, within ten (10) Business Days of the Exercise Date, the Company shall forthwith cause to be delivered to the person or persons in whose name or names the Warrant Shares so subscribed for are to be registered as specified in such Subscription Form, and courier to him or them at his or their respective addresses specified in such Subscription Form, a certificate or certificates for the appropriate number of fully paid and non-assessable Warrant Shares, which will not exceed that number which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

4.3         Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Warrant Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Holder, upon exercise thereof, shall be entitled to receive a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.4         Warrants for Fractions of Warrant Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Warrant Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which, in the aggregate, entitle the Holder to receive a whole number of such Warrant Shares.

4.5         Expiration of Warrants

After the Time of Expiry, all rights under the Warrant Certificate and these Terms and Conditions shall wholly cease and terminate and the Warrants shall be void and of no further force and effect.

4.6         Adjustment of Exercise Price

(a)	The Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event of and in the manner following:

(i)

if and whenever the Shares at any time outstanding are subdivided into a greater, or consolidated into a lesser, number of Shares, the Exercise Price will be decreased or increased proportionately as the case may be. Upon any such subdivision, the number of Warrant Shares deliverable upon the exercise of the Warrants will be increased proportionately. Upon any such consolidation, the number of Warrant Shares deliverable remain unchanged; and

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(ii)

in the case of any capital reorganization or of any reclassification of the capital of the Company, or in the case of the consolidation, merger or amalgamation of the Company with or into any other company (hereinafter collectively referred to as a “Reorganization”), each Warrant will, after such Reorganization, confer the right to purchase the number of Warrant Shares or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon the Reorganization if the Holder had been a shareholder of the Company at the time of such Reorganization.

(b)

In the case of any Reorganization, if necessary, appropriate adjustments will be made in the application of the provisions of this Section 4.6 relating to the rights and interest thereafter of the Holder so that the provisions of this Section 4.6 will be made applicable as nearly as reasonably possible to any Warrant Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(c)

The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.6.

(d)

The adjustments provided for in this Section 4.6 are cumulative and will become effective immediately after the applicable record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.7	Notice of Record Date

	(a)	If at any time while this or any replacement Warrant Certificate is outstanding:

		(i)	the Company proposes to pay any dividend of any kind upon its Shares or make any distribution to the holders of its Shares;

		(ii)	the Company proposes to offer for subscription pro rata to the holders of its Shares any additional shares of stock of any class or other rights;

		(iii)	the Company proposes any Reorganization; or

		(iv)	there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall give to the Holder at least seven (7) days’ prior written notice (the “Record Date Notice”) of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such Reorganization, dissolution, liquidation or winding-up.

(b)

The Record Date Notice shall specify, in the case of any such dividend, distribution or subscription right, or for determining rights to vote with respect to such Reorganization, dissolution, liquidation or winding-up, as the case may be, the date on which holders of Shares will be entitled to exchange their Shares for securities or other property deliverable upon any dividend, distribution, subscription right, Reorganization, dissolution, liquidation or winding-up, as the case may be.

(c)

Each Record Date Notice shall be delivered to the Holder at the address of the Holder set forth on the Warrant Certificate or at such other address as the Holder may from time to time specify to the Company in writing to the address of the Company set forth in Section 3.2.

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4.8         Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.6, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act, by any other firm of certified public accountants registered with the Canadian Public Accountability Board that the Company may designate and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

5.           MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time, the Company may, subject to the provisions herein, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.           TIME OF ESSENCE

Time will be of the essence hereof.

7.           SUCCESSORS

This Warrant Certificate will enure to the benefit of and will be binding upon the Company and its successors.

8.           WARRANTS NOT TRANSFERABLE

The Warrants are not transferable.

APPENDIX “B”

SUBSCRIPTION FORM

TO:	Naked Brand Group Inc.
2 – 34346 Manufacturers Way
Abbotsford, BC V2S 7M1
Attention: President

The undersigned holder (the “Holder”) of the within warrant certificate dated November 14, 2013 (the “Warrant Certificate”) hereby subscribes for ____________ shares of common stock (the “Shares”) of Naked Brand Group Inc. (the “Company) pursuant to the within Warrants Certificate at US$0.10 per Share on the Terms and Conditions of the within Warrant Certificate, and the Holder (select one of the following):

[ ]

has included a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the Exercise Price (as defined in the Warrant Certificate) of the Shares with this Subscription Form; or

[ ]	elects to receive such number of Shares as is computed using the following formula:

X = Y (A – B)
A

where:	X =	the number of Shares to be issued to the Holder;

	Y =	the number of Shares covered by this Subscription Form;

	A =	the Fair Market Value (as defined in the Warrant Certificate) of one Share; and

	B =	the Exercise Price per Share.

The undersigned Holder represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Subscription Agreement between the Company and the undersigned Holder pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _____ day of ______________________, 20___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable:

THESE SECURITIES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the Subscription Form are being forwarded by mail, registered mail must be employed.